Annex 2	12 Months Ended
Dec. 31, 2018
Annex 2 [Abstract]
Annex 2
Basis of presentation of the consolidated financial statements
The accompanying consolidated financial statements were prepared from the accounting records of Telefónica, S.A. and each of the companies comprising the Telefónica Group, whose separate financial statements were prepared in accordance with the generally accepted accounting principles applicable in the various countries in which they are located, and for purposes of these consolidated financial statements are presented in accordance with the International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). These consolidated financial statements give a true and fair view of the consolidated equity and financial position at December 31, 2018, and of the consolidated results of operations, changes in consolidated equity and the consolidated cash flows obtained and used in the year then ended, which for the purposes of the Telefónica Group are not different from those adopted by the European Union.
The euro is the Group’s reporting currency. The figures in these consolidated financial statements are expressed in millions of euros, unless indicated otherwise, and may therefore be rounded.
The accompanying consolidated financial statements for the year ended December 31, 2018 were approved by the Company’s Board of Directors at its meeting on February 20, 2019 for submission for approval at the General Shareholders’ Meeting, which is expected to occur without modification.
Note 3 contains a detailed description of the most significant accounting policies used to prepare these consolidated financial statements.
Materiality criteria
These consolidated financial statements do not include certain information or disclosures that, not requiring presentation due to their qualitative significance, were deemed to be immaterial or of no relevance pursuant to the concepts of materiality or relevance defined in the IFRS conceptual framework, insofar as the Telefónica Group’s consolidated financial statements, taken as a whole, are concerned.
Comparative information and main changes in the consolidation scope
For comparative purposes, the accompanying consolidated financial statement for 2018 include the figures for 2017, and in the consolidated income statement, the consolidated statement of comprehensive income, the consolidated statement of changes in equity and the consolidated statement of cash flows, and the notes thereto for the year then ended, they also include those of 2016.
The main events and changes in the consolidation scope affecting comparability of the consolidated information for 2018 and 2017 (see Appendix I for a detailed description of the consolidation scope and the changes during the year) are as listed below.
Impact of adopting new accounting standards in 2018
On January 1, 2018 the new IFRS 9 Financial Instruments and IFRS 15 Revenue from Contracts with Customers became effective, resulting in changes in the accounting policies applied in prior periods.
IFRS 15 Revenues from Contracts with Customers
IFRS 15 sets out the requirements for recognizing revenue from contracts with customers. The Group has adopted IFRS 15 using one of the two transition methods allowed: the modified retrospective method, with the cumulative effect from initial application recognized as an adjustment to the opening balance of retained earnings at the date of initial application January 1, 2018, with a corresponding impact in "Non-controlling interests" (see Note 15). Accordingly, the 2017 and 2016 information presented for comparative purposes has not been restated - i.e. it is prepared and presented in accordance with the accounting standards effective at that moment: under IAS 18 Revenue, IAS 11 Construction Contracts and related interpretations.
Under the provisions in IFRS 15, it is possible to elect to apply certain practical expedients to reduce complexity in the application of the new requirements. The main practical expedients applied by the Group are:
•Completed contracts: not to apply the standard retrospectively to contracts that are completed contracts at January 1, 2018.
•Portfolio approach: the Group will apply the requirements of the standard to groups of contracts with similar characteristics (residential customers and small and medium-sized entities, where standard offers are marketed), since, for the cluster identified, the effects do not differ significantly from an application on a contract by contract basis.
The details of the new significant accounting policies and the nature of the main changes to previous accounting policies in relation to revenue recognition under the new model in IFRS 15 are set out in Note 3. The most significant impacts relate to the first-time recognition of contract assets, that, under IFRS 15, lead to the earlier recognition of revenue from the sale of goods, and the capitalization and deferral of the incremental costs of obtaining contracts, that under IFRS 15, result in the later recognition of customer acquisition costs.
The impacts of adopting IFRS 15 on the Group’s financial statements for the year ended December 31, 2018 are set out below:

Millions of euros	12/31/2018	12/31/2018	12/31/2018
ASSETS	IFRS 15	IAS 18	IFRS 15 impact
A) NON-CURRENT ASSETS	90,707	90,448	259
Intangible assets	16,856	16,856	—
Goodwill	25,748	25,748	—
Property, plant and equipment	33,295	33,295	—
Investments accounted for by the equity method	68	68	—
Financial assets and other non-current assets	7,109	6,823	286
Deferred tax assets	7,631	7,658	(27)
B) CURRENT ASSETS	23,340	22,540	800
Inventories	1,692	1,692	—
Receivables and other current assets	10,579	9,789	790
Tax receivables	1,676	1,666	10
Other current financial assets	2,209	2,209	—
Cash and cash equivalents	5,692	5,692	—
Non-current assets classified as held for sale	1,492	1,492	—
TOTAL ASSETS (A+B)	114,047	112,988	1,059

	12/31/2018	12/31/2018	12/31/2018
EQUITY AND LIABILITIES	IFRS 15	IAS 18	IFRS 15 Impact
A) EQUITY	26,980	26,193	787
Equity attributable to equity holders of the parent and other holders of equity instruments	17,947	17,262	685
Equity attributable to non-controlling interests	9,033	8,931	102
B) NON-CURRENT LIABILITIES	57,418	57,267	151
Non-current financial liabilities	45,334	45,334	—
Payables and other non-current liabilities	1,890	1,903	(13)
Deferred tax liabilities	2,674	2,510	164
Non-current provisions	7,520	7,520	—
C) CURRENT LIABILITIES	29,649	29,528	121
Current financial liabilities	9,368	9,368	—
Payables and other-current liabilities	15,485	15,460	25
Current tax payables	2,047	1,951	96
Current provisions	1,912	1,912	—
Liabilities associated with non-current assets classified as held for sale	837	837	—
TOTAL EQUITY AND LIABILITIES (A+B+C)	114,047	112,988	1,059

Millions of euros	2018	2018	2018
INCOME STATEMENTS	IFRS 15	IAS 18	IFRS 15 Impact
Revenues	48,693	48,728	(35)
Depreciation and amortization	(9,049)	(9,049)	—
OPERATING INCOME	6,522	6,446	76
Share of profit (loss) of investments accounted for by the equity method	4	4	—
Net financial expense	(955)	(944)	(11)
PROFIT BEFORE TAX	5,571	5,506	65
Corporate income tax	(1,621)	(1,609)	(12)
PROFIT FOR THE PERIOD	3,950	3,897	53
Attributable to equity holders of the Parent	3,331	3,291	40
Attributable to non-controlling interests	619	606	13
Basic and diluted earnings per share attributable to equity holders of the parent (euros)	0.57	0.56	0.01

IFRS 9 Financial Instruments
IFRS 9 sets out a new accounting framework for the recognition, classification, measurement and derecognition of financial instruments, impairment losses on financial assets and hedge accounting. The details of the new significant accounting policies and the nature of the main changes to previous accounting policies in relation to financial instruments under the new standard IFRS 9 are set out in Note 3.
Pursuant to the transition provisions in IFRS 9, the Group has elected the exemption not to restate comparative periods to be presented in the year of initial application (i.e. 2017 and 2016 information presented for comparative purposes is prepared and presented in accordance with the accounting standards effective at that moment: under IAS 39 Financial Instruments: Recognition and Measurement, and related interpretations). The difference in the carrying amounts of financial assets and financial liabilities resulting from the adoption of the new requirements is recognized in "retained earnings" as of January 1, 2018 (see Note 15).
The main impact of adopting IFRS 9 on the Group’s financial statements resulted in an increase amounting to 221 million euros over the bad debt provision balance and fair value adjustments on customer receivables. In addition to this, financial assets have changed to the new measurement categories under IFRS 9 (see Note 14).

Translation of Telefónica Venezolana’s financial statements
Venezuela has been considered a hyperinflationary economy since 2009. We regularly review the economic conditions in Venezuela and the specific circumstances of our Venezuelan operations. Assessment of the exchange rate that better reflects the economics of Telefónica’s business activities in Venezuela relies on several factors and is performed considering all the information available at each closing date. On August 20, 2018 Venezuela introduced the Bolivar Soberano (VES), which replaced the Bolívar Fuerte (VEF) removing five zeros (1 VES = 100,000 VEF).
In light of the economic environment and in the absence of official rates that are representative of the situation in Venezuela, in 2018 the Group maintained its policy for estimating an exchange rate to match the progression of inflation in Venezuela and attempts to reflect the economic and financial position of the Group’s Venezuelan operations within its consolidated financial statements more accurately (hereinafter, synthetic exchange rate). Thus, the exchange rate used to translate the financial statements of the Venezuelan subsidiaries as of December 31, 2018 amounts to 7,608 VES/USD (36,115VEF/USD as of December 31, 2017). The inflation rates applied by the Group to Venezuela for 2018 was 2,106,600% (2,874.1% for 2017).
The official reference exchange rate at December 31, 2018 was 638 VES/USD.

The following table presents the figures of Telefónica Venezolana in certain items of the consolidated income statement, the consolidated statement of cash flows and the consolidated statement of financial position of the Telefónica Group for 2018, applying the synthetic exchange rate:

Millions of euros	2018	2017
Revenues	18	106
Operating income before depreciation and amortization (OIBDA)	3	34
Depreciation and amortization	(67)	(103)
Financial result (1)	216	81
Profit before tax	152	9
Income tax (2)	(186)	(138)
Result for the period	(34)	(129)
Net cash flow provided by operating activities	7	35
Capital expenditures (CapEx)	2	9
Non-current assets	238	295
(1) The financial result due to the hyperinflation adjustment to the net monetary position and from the exchange differences arising from foreign currency items held by Telefónica Venezolana (see Note 17) amounted to 219 million euros in 2018 (84 million euros in 2017).
(2) Deferred tax recognized for the inflation adjustments of the net assets, which are not deductible according to the present tax regime in Venezuela.

Change in accounting policy for the presentation of hyperinflation effects in equity
As a result of the consideration of Argentina as a hyperinflationary economy since July 2018 with retrospective effect to January 1 of that year, the Group has revisited its presentation policy for the equity effects of the hyperinflation situation that currently affects the Argentine and Venezuelan (since 2009) economies.
In order to present more relevant and reliable information, the Group includes in a single line item all the equity effects derived from hyperinflation, i.e.: (a) the restatement for inflation of the financial statements of the Group companies operating in hyperinflationary economies, and (b) the effects of translating their respective financial statements into euros using the exchange rate at the end of the period. The Group has decided to show these effects within reserves rather than presenting them under Translation Differences within Other Comprehensive Income, since it considers that this presentation criterion provides more reliable information for several reasons. In a market that operates according to the fundamentals of economic theory, the evolution of the currency exchange rate should offset changes in the purchasing power of the local currency derived from inflation. However, in hyperinflationary economies this is not always the case. For example, in the case of Venezuela, these effects are not offset because the official rates are not representative of the evolution of the country's inflation rates (reason why the Group estimates a synthetic exchange rate that contributes to a faithful presentation of the economic and financial situation of its Venezuelan operations, as explained above). In addition, these equity movements are not generated by the companies’ activities, but arise from an accounting restatement, marked in turn by the evolution of the aforementioned economic metrics that are alien to the companies' performance.
This change in the presentation criteria implies a reclassification from Translation Differences to Retained Earnings, and therefore the consolidated net equity remains unchanged. In accordance with IAS 8, financial information from previous years presented for comparative purposes has been restated so that the information is comparable. Consequently, the Translation Differences line item no longer includes the accumulated effects arising from hyperinflation in Venezuela, which have been reclassified for an amount of 3,141 million euros, 3,165 million euros and 3,493 million euros, at 1 January 2016, 31 December 2016 and 31 December 2017, respectively.
As this change in accounting policy is a reclassification within equity, the basic and diluted earnings per share figures are not affected in any of the periods presented.
Hyper-inflation in Argentina
In the recent years, the Argentine economy has shown high rates of inflation. Therefore, the Group has periodically assessed the quantitative and qualitative indicators of inflation in the country. Although inflation data has not been consistent in recent years and several indexes have coexisted, inflation in Argentina increased significantly in the second quarter of 2018 and data indicates that the three-year cumulative inflation recently exceeded 100%, which is the quantitative reference established by IAS 29 Financial Reporting in Hyperinflatioary Economies. As a result, Argentina is considered a hyperinflationary economy in 2018 and the Group applies hyper-inflation accounting to its companies whose functional currency is the Argentine peso for financial information for periods ended after July 1, 2018.
The main implications are as follows:

•
Adjustment of the historical cost of non-monetary assets and liabilities and equity items from their date of acquisition, or the date of inclusion in the consolidated statement of financial position, to the end of the year, in order to reflect changes in the currency’s purchasing power caused by inflation.

•	The gain or loss on the net monetary position caused by the impact of inflation in the year is included in the income statement.

•
Items in the income statement and in the statement of cash flows are adjusted by the inflation index since their origination, with a balancing entry in financial results within the statement of income and a reconciling item in the statement of cash flows, respectively.

•	All items in the financial statements of the Argentine companies are translated at the closing exchange rate, which at December 31, 2018 was 43.30 Argentine pesos per euro.

•	Figures for financial years prior to 2018 are not restated.

The main impacts in the consolidated financial statements of the Telefónica Group for the year 2018 of the aforementioned adjustments, are shown below:

Millions of euros	Impact of the application of hyperinflation adjustments in 2018
Revenues	(313)
Operating income before depreciation and amortization (OIBDA)	(148)
Depreciation and amortization	(160)
Net result	(306)
Capital expenditures (CapEx)	(70)
Total equity	1,750
Non-current assets	2,012

Pursuant to the accounting policy described in the previous section, all the equity effects derived from hyperinflationary presented in Retained Earnings. As of 1 January 2018 the total impact in net equity amounts to 2,033 million euros, which includes the transferral of 3,147 million euros of translation differences arisen prior to the consideration of the economy as hyperinflationary, as a consequence of the full retrospective application of IAS 29.

Capital increase in Coltel, termination of the operating agreement with the PARAPAT and arbitration award
Colombia Telecomunicaciones, S.A. E.S.P. (Coltel) is a company in which Telefónica holds 67.5% and the Colombian Government the remaining 32.5% (see Note 26.c).
On August 29, 2017, the shareholders' meeting of Coltel approved:

•
a capital increase for an aggregate amount of 4,800,966 million Colombian pesos (capital and premium), 1,384 million euros at the exchange rate of the relevant transaction date, so that Coltel would voluntarily pre-pay the entire amount of Coltel's debt derived from the operating agreement dated August 13, 2003 with Patrimonio Autónomo Receptor de Activos de la Empresa Nacional de Telecomunicaciones (PARAPAT).

The Telefónica Group and the Colombian Government subscribed to the PARAPAT-Capital Increase pro rata to their respective shareholding in Coltel (see Note 15.i). The Telefónica Group disbursed 3,240,652 million Colombian pesos, 934 million euros at the exchange rate of the relevant transaction date. The Colombian Government assumed 32.5% of Coltel's payment obligations with PARAPAT.
The PARAPAT Capital Increase was subscribed to on September 26, 2017 and, on September 27, 2017, Coltel pre-paid all its debt with PARAPAT, whereby acquiring ownership of PARAPAT-related assets.
As part of the early termination of the operating agreement with PARAPAT, Coltel acquired control (see Note 5) of the companies Empresa de Telecomunicaciones de Telebucaramanga S.A. ESP (Telebucaramanga), Metropolitana de Telecomunicaciones S.A. ESP (Metrotel) and Operaciones Tecnológicas y Comerciales S.A.S. (Optecom), for a combined total of 509,975 million Colombian pesos (approximately 147 million euros at the date of the transaction).

•	a capital increase for an aggregate amount of 1,651,012 million Colombian pesos (capital and premium), 470 million euros at the exchange rate on that date.
The proceeds from the Arbitration Award-Capital Increase were used to pay the entire amount set forth in the arbitration award issued in the arbitration proceedings initiated by the ITC in connection with its intention to revert certain assets earmarked for the provisions of mobile voice services under former concessions (see Note 6 and Appendix VI).
The Telefónica Group and the Colombian Government subscribed the Arbitration Award-Capital Increase pro rata to their respective shareholding in Coltel. The Telefónica Group disbursed 1,114,433 million Colombian pesos, 317 million euros at the exchange rate on the relevant transaction date. The Colombian Government assumed and consequently offset a portion of Coltel's debt.
Individual Suspension Plan
In 2015 Telefónica de España, S.A.U., Telefónica Móviles España, S.A.U. and Telefónica Soluciones de Informática y Comunicaciones de España, S.A.U. signed the 1st Collective Bargaining Agreement of Related Companies (CEV), wholly backed by the largest labor unions. One element contemplated in this agreement, was a plan of measures for individual suspension of the employment relationship in 2016 and 2017, applying principles of voluntariness, universality, non-discrimination and social responsibility.
The provision was updated in 2018 and 2017 according to the degree of adhesion to the Plan, which, together with the updated termination plans, entailed an expense of 297 and 165 million euros in the 2018 and 2017 consolidated income statement, respectively (see Note 21).
Court proceedings in favor of Telefónica Brasil which recognizes the right to exclude ICMS (VAT) from the basis of calculation of the contributions to PIS and COFINS
In 2018 two final decisions in favor of Telefónica Brazil were passed, which recognized the right to deduct the state tax on goods and services (ICMS) from the calculation basis of the Social Integration Program-PIS (Programa de Integração Social) and the Financing of Social Security-COFINS (Contribuição para Financiamento da Seguridade Social).
Once the values were determined, Telefónica Brazil presented to the tax authorities a refund request for the payments of PIS/COFINS affected by the judicial decision, together with the corresponding default interest. The total amount amounted to 6,240 million Brazilian reals (around 1,454 million euros at an average exchange rate of 2018). The impact on the consolidated income statement amounted to 3,386 million Brazilian reals (789 million euros), reducing the “Taxes” item under “Other expenses” (Note 23), and 2,854 million Brazilian reals (665 million euros) under “Finance Income” (Note 17).
The outstanding credit at December 31, 2018 (Note 11) amounted to 4,915 million Brazilian reals (1,107 million euros at the closing exchange rate for 2018).
Sale of non-controlling interests in Telxius
On July 27, 2018 Telefónica transferred to a company of the Pontegadea Group ("Pontegadea") 16.65% of the share capital of the Telefónica´s subsidiary Pontel Participaciones, S.L. ("Pontel") that owns 60% of the share capital of the company Telxius Telecom, S.A. ("Telxius"), for an amount of 378.8 million euros, which entailed a price of 15.2 euros per share of Telxius. This participation of 16.65% in the capital stock of Pontel is equivalent, in economic terms, to an indirect participation of 9.99% in the share capital of Telxius. The impact of this transaction in the equity attributable to equity holders of the parent amounted to 232 million euros, being the impact to non-controlling interest of 139 million euros.
On October 24, 2017, Telefónica transferred 62 million shares of Telxius (representing 24.8% per cent of its share capital) to Taurus Bidco S.à.r.l. (hereinafter, KKR, an entity managed by Kohlberg Kravis Roberts & Co. L.P.) in exchange for 790.5 million euros.
On November 13, 2017, KKR exercised a call option on 38 million shares of Telxius (representing 15.2% of its share capital) in exchange for 484.5 million euros (see Note 5).
Following the closing of this sale of 15.2% of the share capital of Telxius, in December 2017, together with the 24.8% of the share capital acquired in October, the total stake of KKR is 40% of the share capital of Telxius in exchange for an aggregate amount of 1,275 million euros (see Note 25). These transactions had no impact on the consolidated results of the Telefónica Group, since they comprised the sale of minority interests and Telefónica retained control over Telxius. The impact of these transactions in equity attributable to equity holders of the parent was an increase of 570 million euros in retained earnings and a decrease of 9 million euros in translation differences. In addition, there was an increase in equity attributable to non-controlling interests amounting to 690 million euros (see Note 15).
ANNEX 1

BRAZIL'S SPECTRUM PORTFOLIO: MEANING OF THE STATES, REGIONS AND SECTORS ACRONYMS
Acronym	State
AC	Acre
AL	Alagoas
AP	Amapá
AM	Amazonas
BA	Bahia
CE	Ceara
DF	Distrito Federal
ES	Espírito Santo
GO	Goiás
MA	Maranhão
MT	Mato Grosso
MS	Mato Grosso do Sul
MG	Minas Gerais
PA	Pará
PB	Paraíba
PR	Paraná
PE	Pernambuco
PI	Piauí
RJ	Rio de Janeiro
RN	Rio Grande do Norte
RS	Rio Grande do Sul
RO	Rondônia
RR	Roraima
SC	Santa Catarina
SP	São Paulo
SE	Sergipe
TO	Tocantins

Regions	States & towns included in the regions
1	SP (City)
2	SP (Interior)
2'	SP - towns of sector 33 of the GPLG
3	RJ y ES
4	MG
4'	MG - towns of sector 3 of the GPLG
5	PR y SC
5'	PR - towns of sector 20 of the GPLG
6	RS
6'	RS - towns of sector 30 of the GPLG
7	AC, DF, GO, MS, MT, RO y TO
7'	GO - towns of sector 25 of the GPLG
8	AM, AP, MA, PA y RR
9	BA y SE
10	AL, CE, PB, PE, PI y RN

Sectors	GPLG - general plan of the licenses granted (geographic areas that correspond to the sectors)
1	RJ
2	MG - except towns included in sector 3
3
MG - towns of  Araporã, Araújo, Campina Verde, Campo Florido, Campos Altos, Canálopis, Capinópolis, Carmo do Paranaíba, Carneirinhos, Centralina, Comendador Gomes, Conceição das Alagoas, Córrego Danta, Cruzeiro da Fortaleza, Delta, Frutal, Gurinhatã, Ibiraci, Igaratinga, Iguatama, Indianópolis, Ipiaçú, Itapagipe, Ituiutaba, Iturama, Lagamar, Lagoa Formosa, Lagoa Grande, Limeira D'Oeste, Luz, Maravilhas, Moema, Monte Alegre de Minas, Monte Santo de Minas, Nova Ponte, Nova Serrana, Papagaios, Pará de Minas, Patos de Minas, Pedrinópolis, Pequi, Perdigão, Pirajuba, Pitangui, Planura, Prata, Presidente Olegário, Rio Paranaíba, Santa Juliana, Santa Vitória, São Francisco de Sales, São José da Varginha, Tupaciguara, Uberaba, Uberlândia, União de Minas & Vazante

4	ES
5	BA
6	SE
7	AL
8	PE
9	PB
10	RN
11	CE
12	PI
13	MA
14	PA
15	AP
16	AM
17	RR
18	SC
19	PR –except towns included of sector 20
20	PR – towns of Londrina and Tamarana
21	MS – except the town integrating of sector 22
22	MS – town of Paranaíba
23	MT
24	TO y GO – except towns included in sector 25
25	GO – towns of Buriti Alegre, Cachoeira Dourada, Inaciolândia, Itumbiara, Paranaiguara and São Simão
26	DF
27	RO
28	AC
29	RS
30	RS – towns of Pelotas, Capão do Leão, Morro Redondo and Turuçu
31	SP – except the towns included in sector 33
33
SP – towns of Altinópolis, Aramina, Batatais, Brodosqui, Buritizal, Cajuru, Cássia dos Coqueiros, Colômbia, Franca, Guaíra, Guará, Ipuã, Ituverava, Jardinópolis, Miguelópolis, Morro Agudo, Nuporanga, Orlândia, Ribeirão Corrente, Sales de Oliveira, Santa Cruz da Esperança, Santo Antônio da Alegria and São Joaquim da Barra

ANNEX 2

Mexico spectrum portofolio: meaning of the region numbers
Region 1	Baja California: Baja California, Baja California Sur, Sonora (San Luis Río Colorado).
Region 2	Sinaloa, Sonora (excluding San Luis Río Colorado).
Region 3	Chihuahua, Durango, Coahuila de Zaragoza (Torreón, San Pedro, Matamoros, Francisco I. Madero, Viesca).
Region 4	Nuevo León, Tamaulipas, Coahuila de Zaragoza (excluding municipalities of the North Region).
Region 5	Chiapas, Tabasco, Yucatán, Quintana Roo, Campeche.
Region 6	Jalisco (excluding municipalities of the Central Region), Michoacán de Ocampo, Nayarit, Colima.
Region 7
Guanajuato, San Luis Potosí, Zacatecas, Querétaro de Arteaga, Aguascalientes, Jalisco (Lagos de Moreno, Encarnación de Díaz, Teocaltiche, Ojuelos de Jalisco, Colotlán, Villa Hidalgo, Mezquitic, Huejuquilla el Alto, Huejúcar, Villa Guerrero, Bolaños, Santa María de los Ángeles).

Region 8	Veracruz-Llave, Puebla, Oaxaca, Guerrero, Tlaxcala.
Region 9	State of México, Distrito Federal, Hidalgo, Morelos.